UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2019

HQDA ELDERLY LIFE NETWORK CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-119823	98-1225287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8780 Valley Blvd., Suite J, Rosemead, California	91770
(Address of principal executive offices)	(Zip Code)

626-703-4228

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

In this Current Report on Form 8-K, “Company,” “our company,” “us,” “HQDA,” and “our” refer to HQDA Elderly Life Network Corp., unless the context requires otherwise.

FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates” and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

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Item 1.01 Entry into a Material Definitive Agreement.

On April 16, 2019 HQDA entered into a Business Project Investment Agreement (the “Acquisition Agreement”) with Palau Asia-Pacific International Aviation and Travel Agency consisting of Palau Asia Pacific Air Management Limited, Global Tourism Management Limited and Global (Guangzhou) Tourism Service Co., Ltd. (collectively the “Project Company”) pursuant to which the HQDA will acquire 51% of the issued and outstanding capital stock of Project Company for $8,000,000. Because the Project Company is the main operator, in the issues of actual dividend distribution, voting and liquidation of assets, the Project Company will have the rights representing 51% shares of the Project Company and HQDA has the rights representing 49% shares of the Project Company. The $8,000,000 will be paid as follows: $3,000,000 on or before April 27, 2019; $2,000,000 on or before June 30, 2019 and $3,000,000 on or before September 30, 2019.

The foregoing description of the purchase agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the documents, which is filed as an exhibit to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On April 18, 2019, Anvia issued a press release announcing the purchase of 51% of Palau Airline and Tourism companies. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.

The Registrant hereby undertakes to file the financial statements if required by this Item 9.01(a) not later than 71 days after the date this Form 8-K was due for filing.

(b)

Pro Forma Financial Statements.

The Registrant hereby undertakes to file the pro forma financial information if required by this Item 9.01(b) not later than 71 days after the date this Form 8-K was due for filing.

(d) Exhibits

Exhibit No.	Description
10.1	Business Project Investment Agreement with Palau Asia Pacific Air Management Limited dated April 16, 2019
99.1	Press Release dated April 18, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HQDA Elderly Life Network Corp.

Dated: April 19, 2019	By:	/s/ Jimmy Zhou
Jimmy Zhou
Chief Financial Officer

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